UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Abercrombie & Fitch Co.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on June 15, 2017.

ABERCROMBIE & FITCH CO.

ABERCROMBIE & FITCH CO. P.O. BOX 182168 COLUMBUS, OH 43218

Meeting Information Meeting Type: Annual Meeting For holders as of: April 17, 2017 Date: June 15, 2017 Time: 10:00 a.m., EDT
Location: Abercrombie & Fitch Co. Offices 6301 Fitch Path New Albany, Ohio 43054
For meeting directions, please call: (614) 283-6751.

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote — How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

LETTER TO STOCKHOLDERS        NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

PROXY STATEMENT        ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JANUARY 28, 2017 AND APPENDIX THERETO

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these proxy materials, you MUST request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:        www.proxyvote.com

2) BY TELEPHONE:    1-800-579-1639

3) BY E-MAIL*:             sendmaterial@proxyvote.com

*   If requesting proxy materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 1, 2017 to facilitate timely delivery of the proxy materials.

— How To Vote — Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

A. Election of Directors

The Board of Directors recommends you vote “FOR” the election of each of the following nominees:

1a.    James B. Bachmann

1b.    Bonnie R. Brooks

1c.    Terry L. Burman

1d.    Sarah M. Gallagher

1e.    Michael E. Greenlees

1f.     Archie M. Griffin

1g.    Fran Horowitz

1h.    Arthur C. Martinez

1i.     Charles R. Perrin

1j.     Stephanie M. Shern

B.	Proposals

The Board of Directors recommends you vote for conducting future advisory votes on executive compensation “EVERY 1 YEAR” under Item 2, “FOR” approval of the advisory resolution on executive compensation under Item 3 and “FOR” the proposals under Items 4, 5, 6, 7 and 8:

2.	Advisory vote on the frequency of future advisory votes on executive compensation.

3.	Approval of advisory resolution on executive compensation.

4.	Approval of amendment and restatement of Abercrombie & Fitch Co. Short-Term Cash Incentive Compensation Performance Plan.

5.	Approval of Abercrombie & Fitch Co. Long-Term Cash Incentive Compensation Performance Plan.

6.

Approval of amendments to Abercrombie & Fitch Co. 2016 Long-Term Incentive Plan for Directors to authorize 400,000 additional shares and explicitly prohibit the current payment of dividends in any form on unvested equity awards.

7.

Approval of amendments to Abercrombie & Fitch Co. 2016 Long-Term Incentive Plan for Associates to authorize 1,200,000 additional shares and explicitly prohibit the current payment of dividends in any form on unvested equity awards.

8.	Ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 3, 2018.

C.	Stockholder Proposal

The Board of Directors recommends you vote “FOR” the following proposal:

9.	Stockholder proposal regarding “proxy access,” if the stockholder proposal is properly presented at the Annual Meeting.